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                                                                   EXHIBIT 10.26

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Agreement"), is dated effective as of September 22, 2002 (the "Effective Date"), and is by and among EXCALIBUR AEROSPACE, INC., an Oklahoma corporation ("EAI") and EXCALIBUR SERVICES, INC., an Oklahoma corporation ("Services"), EXCALIBUR STEEL, INC.. an Oklahoma corporation ("Steel"), and SHUMATE MACHINE WORKS, INC., a Texas corporation ("Shumate"), on the one hand (EAI, Services, Steel, and Shumate are hereinafter collectively referred to, jointly and severally, as "Debtor"), each of whose address is 110 E. Morrow Road, Sand Springs, Oklahoma 74063, and DAVID N. RAINS., on the other hand ("Secured Party"), whose address is 16825 Northchase, Suite 630, Houston, Texas 77060:

         WHEREAS, the parent of Debtor, EXCALIBUR INDUSTRIES, INC., a Delaware corporation ("EII") has executed a promissory note in favor of Secured Party, dated of even date herewith, in the original principal amount of $50,000.00, bearing interest and being payable as therein provided (such promissory note being referred to as the "Note");

         WHEREAS, as consideration for, and in order to induce Secured Party to make, the loan to EII evidenced by the Note, Secured Party has required that Debtor execute this Agreement, pursuant to which Debtor creates a security interest in favor of Secured Party, which security interest encumbers certain Collateral (hereinafter defined):

         NOW, THEREFORE, in consideration of the foregoing premises, and in the further consideration of the sum of Ten and No/100ths Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged and confessed, Debtor and Secured Party hereby agree as follows:

                     ARTICLE I CREATION OF SECURITY INTEREST

         1. CREATION OF SECURITY INTEREST: For valuable consideration, and in order to secure prompt payment to Secured Party of the amounts due and owing under the Note, and to secure the performance by Debtor of all of the obligations, covenants and duties described in this Agreement, Debtor hereby pledges, grants a security interest in, mortgages, assigns, transfers, delivers, and sets over in favor of Secured Party a security interest in the Collateral.

         2. COLLATERAL. As used in this Security Agreement, the term "Collateral" shall mean and refer to only the following assets of Debtor: (i) all of the furniture, fixtures, equipment, machinery, and other machines and equipment of Debtor (the "Assets"); and (ii) any proceeds, products, rents, issues, or profits arising out of any of the foregoing.

         3. OBLIGATIONS SECURED: This Agreement is executed for the benefit of Secured Party to secure the prompt and full payment and performance by Debtor of the following (collectively, the "Obligations"):

         (a) All obligations of Debtor under the Note; and

         (d) The performance of all obligations, liabilities, covenants, and duties of Debtor now or hereafter arising under or in connection with this Agreement, or any other instrument heretofore, simultaneously or hereafter executed in connection with and as security for the Note or any other indebtedness of Debtor to Secured Party.

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              ARTICLE II COVENANTS, REPRESENTATIONS, AND WARRANTIES

         In order to induce Secured Party to enter into this Agreement, Debtor covenants, represents, and warrants to Secured Party (which covenants, representations, and warranties shall survive the delivery of this Agreement) that as of the date hereof and at all times when the Obligations remain outstanding that:

         1. PAYMENT OBLIGATIONS OF DEBTOR:

                  (a) Debtor shall pay or perform, or cause to be paid or performed to or for the benefit of Secured Party any sum or sums due or which may become due pursuant to the Obligations and any and all covenants of Debtor that form part of the Obligations.

                  (b) Debtor shall account fully and faithfully to Secured Party for proceeds from disposition of the Collateral in any manner requested by Secured Party.

                  (c) Debtor will pay to Secured Party all reasonable expenses (including expenses for legal services of every kind) of, or incidental to the enforcement of, any of the provisions of this Agreement or incidental to the enforcement of the Obligations.

         2. PRIORITY OF LIEN: Except as set forth herein in this Agreement, Debtor is the owner and holder of all the Collateral free from any adverse claim, security interest, encumbrance, or other right, title or interest of any person other than Secured Party; and Debtor has full power and lawful authority to sell and assign the Collateral and to grant to Secured Party the security interest as herein provided, and the execution, delivery, and performance hereof is not in contravention of any indenture, agreement or undertaking to which Debtor is a party or by which it is bound; and Debtor shall defend, preserve and protect the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein. Debtor shall keep the Collateral, including the proceeds thereof, free from unpaid charges, including taxes, and from liens, encumbrances and security interests other than that of Secured Party. Debtor authorizes Secured Party to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by Secured Party covering the Collateral; and at the request of Secured Party, Debtor will join Secured Party in executing one or more financing statements, pursuant to the Uniform Commercial Code, in form satisfactory to Secured Party, and will pay the cost of filing the same or filing or recording this Security Agreement in all public offices at any time and from time to time whenever filing or recording of any such financing statement or of this Security Agreement is deemed by Secured Party to be necessary or desirable, it being further stipulated in this regard that Secured Party may also at any time or times sign any counterpart of this Security Agreement signed by Debtor and file same as a financing statement if Secured Party shall elect so to do.

         3. THIRD LIEN. Notwithstanding anything in this Agreement to the Contrary, Secured Party and Debtor acknowledge and agree that the liens created by this Agreement securing payment of the Note are subordinate, inferior and junior in rank to the Prior Liens (hereafter defined) for all purposes and that the terms, conditions, and provisions of this Agreement are expressly subject to and subordinate to the Prior Agreements (hereinafter defined). For the purposes of this Agreement, the term "Prior Liens" shall mean and refer to all liens, security interests, mortgages, and the like securing payment of the obligations and indebtedness of Debtor to (i) Stillwater National Bank, or (ii) T.W. Consulting, Inc. (f/k/a Aeroweld, Inc. ) (whether now in existence or hereinafter created or advanced), and the term "Prior Agreements" shall mean and refer to all promissory notes, security agreements, mortgages, financing statements, loan agreements, and all other instruments and agreements evidencing or creating the Prior Liens and/or the indebtedness to both Stillwater National Bank and Aeroweld, Inc. secured by the Prior Liens.

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         4. TAXES: If any taxes or governmental assessments of any kind or character shall be levied upon or against the Collateral or the Obligations secured hereby, the same shall be promptly paid before delinquency by Debtor, unless Debtor, in good faith, is contesting such taxes or assessments, and if any of such taxes or governmental assessments are not paid by Debtor prior to delinquency thereof, Secured Party may at its option (without any obligation so to do) pay such taxes or assessments and any interest, costs or penalties in connection therewith, or any part thereof. In the event Secured Party shall pay any such taxes, assessments, interests, costs, penalties, or expenses incident to or in connection with the collection of the Collateral or protection or enforcement of the Collateral, Debtor, upon demand of Secured Party, shall pay to Secured Party the full amount thereof with interest at the maximum rate permitted by applicable law from their respective dates of payment by Secured Party until repaid to Secured Party; and so long as Secured Party shall be entitled to any such payment, this Security Agreement shall operate as security therefor as fully and to the same extent as it operates as security for payment of the other Obligations secured hereunder, and for the enforcement of such repayment Secured Party shall have every right and remedy provided for enforcement of payment of the Obligations secured hereunder.

         5. FURTHER ASSURANCES: Debtor will execute, deliver, and file such financing statements, continuation statements, security agreements and other documents as reasonably may be necessary from time to time to confirm, perfect, and preserve the security interest created hereby, and in addition, Debtor hereby authorizes Secured Party to execute on Debtor's behalf, deliver and file such financing statements, continuation statements, security agreements and other documents without Debtor's signature. At Secured Party's option, a photocopy of this Security Agreement may be filed as a financing statement.

         6. CHANGE OF ADDRESS: Debtor shall promptly notify Secured Party in writing of any addition to, change in or discontinuance of: (a) its address as shown herein; and (b) the location of its principal place of business as set forth in this Agreement.

         7. SALE OF COLLATERAL: Debtor will not sell, mortgage, pledge, hypothecate, transfer or dispose of any portion of the Collateral unless Secured Party consents to such sale, transfer or disposition in writing, in advance.

         8. CARE OF COLLATERAL. Debtor shall use its best efforts to prevent any occurrence or event which would impair the value of the Collateral.

         9. INSURANCE. Debtor will, at its sole cost and expense, keep the Collateral insured in such company, and in such amounts, and against such risks as Secured Party shall reasonably require.

                               ARTICLE III DEFAULT

         1. EVENTS OF DEFAULT: The happening of any of the following events or conditions shall be referred to as "Event of Default":

                  (a) Debtor commits an event of default under the Note or if an event of default under the Note otherwise occurs (after the expiration any applicable notice and cure period set forth in the Note); or

                  (b) Failure or refusal of Debtor to perform or observe any of the obligations, covenants, terms or provisions contained or referred to in this Agreement, which failure or refusal has not been cured by Debtor within thirty (30) days after the date Secured Party provides written notice of such failure to Debtor; or

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                  (c) Any warranty, representation, or statement contained in this Agreement proves to have been false in a material respect when made or furnished, and is not cured by Debtor within thirty (30) days after the date Secured Party provides written notice of such breach to Debtor; or

                  (d) A judgment is entered, or injunction, order, attachment, garnishment, or any other process is issued against any of the Collateral and Debtor's obligations thereunder go unsatisfied for over ninety (90) days; or

                  (e) Debtor is voluntarily adjudicated bankrupt or insolvent, has a petition filed against it seeking relief under the bankruptcy, arrangement, reorganization, or other debtor relief laws of the United States or any state or other competent jurisdiction, has a court of competent jurisdiction enter an order, judgment, or decree appointing, without the Secured Party's consent, a receiver or a trustee for all or any part of Debtor's property (including, without limitation, the Collateral), and such petition, order, judgment, or decree shall not be and remain discharged or stayed within the period of sixty (60) days after its entry, seeks, consents to, or does not contest the appointment of a receiver or a trustee for itself or for all or any part of its property, files a petition seeking relief under the bankruptcy, arrangement, reorganization, or other debtor relief laws of the United States or any state or any other competent jurisdiction, makes a general assignment for the benefit of its creditors, admits in writing its inability to pay its debts as they mature, or dissolves or terminates its existence.

         2. SECURED PARTY'S RIGHTS AND REMEDIES: Upon the occurrence of an Event of Default, and at any time thereafter, Secured Party may declare all Obligations secured hereby immediately due and payable and shall have the rights and remedies of a Secured Party under the Uniform Commercial Code of the State of Oklahoma, including without limitation thereto, the right to sell, at public or private sale or sales, or otherwise dispose of or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under the Uniform Commercial Code after default by a debtor, at such prices and on such terms as Secured Party may deem reasonable under the circumstances. Secured Party shall have the right to take possession of all or any part of the Collateral and of all books, records, papers and documents in Debtor's possession or control relating to the Collateral which are not already in Secured Party's possession, and for such purpose may enter upon any premises upon which any of the Collateral or any security therefor or any of said books, records, papers and documents are situated and remove the same therefrom. Unless the Collateral threatens to decline in value or is of a type customarily sold on a recognized market, Secured Party will send Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is mailed, postage prepaid, to Debtor at the address designated on the first page of this Agreement (or at such other address as Debtor shall have designated at its address for receipt of notices hereunder in a writing duly received by Secured Party) at least ten (10) days before the time of the sale or disposition. Expenses of retaking, holding, selling or the like shall include Secured Party's reasonable attorneys' fees and legal expenses, and Debtor agrees to pay such expenses, plus interest thereon at the maximum non-usurious rate permitted by applicable law from the date such expenses are incurred until repaid.

         3. APPLICATION OF PROCEEDS; DEFICIENCY: The proceeds of any sale or other disposition of the Collateral and all sums received or collected by Secured Party from or on account of the Collateral shall be applied by Secured Party in the manner set forth in the Oklahoma Uniform Commercial Code, as amended from time to time. The application of proceeds or collections of the Collateral may be made in payment of any sums outstanding in such order or manner as Secured Party may determine in its sole discretion. Debtor shall remain personally liable to Secured Party for any deficiencies, liabilities, indebtedness, advances, costs, charges, expenses, and damages, together with interest thereon, remaining unpaid with respect to the Obligations and/or an Event of Default, and shall pay the same immediately to Secured Party.

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                        ARTICLE IV TERM; PARTIAL RELEASES

         This Agreement and the liens created hereby is a binding and continuing agreement, and shall continue in full force and effect all amounts owing under the Note have been repaid in full. However, it is expressly understood and agreed by Secured Party that, as payments are made under the Note, Debtor shall have the right to obtain partial releases, from time to time, of all liens securing the payment of the Note on the following basis: as the total outstanding principal balance of all of the indebtedness represented by the Note owing as of the Effective Date is reduced by repayment, Debtor shall have the right, from time to time, to release a corresponding proportionate part of the Collateral from the liens and security interests created or evidenced by this Agreement. By way of example, assume that, as of the Effective Date, the aggregate outstanding amount of all indebtedness owing under the Note is $50,000. Then assume that EAI makes a payment under one or more of the Note that causes the aggregate principal amount to be reduced to $45,000 (in other words, this would result in a 10% reduction in principal amount from the aggregate principal balance as of the Effective Date). As such, Debtor would have the right in this case to release 10% of the Collateral (determined by fair market value) from the liens created or evidenced by this Agreement. In such case, Debtor shall be entitled to file such releases and other documents as Debtor may deem reasonably necessary or advisable, from time to time to evidence such partial releases, and in addition, Secured Party hereby authorizes Debtor to execute on Secured Party's behalf (as necessary), deliver and file such releases without Secured Party's signature.


                             ARTICLE V MISCELLANEOUS

         1. BINDING EFFECT: This Agreement shall be binding upon Debtor and its successors and assigns, shall inure to the benefit of Secured Party and Debtor, and their respective successors and assigns.

         2. SEVERABILITY: Any clause, sentence, or provision of this Agreement held by a court of competent jurisdiction to be invalid, illegal, or ineffective shall not impair, invalidate, or nullify the remainder of this Agreement, but the effect thereof shall be confined to the clause, sentence or provision so held to be invalid, illegal, or ineffective.

         3. WAIVER; RELIANCE; SUBROGATION: Debtor waives any and all notice of acceptance of this Agreement; and waives any defense arising by reason of any cessation from any cause whatsoever of the liability of Debtor or any other person. All dealings between Debtor and Secured Party, whether or not resulting in the creation of indebtedness, shall conclusively be presumed to have been had or consummated in reliance upon this Agreement. Until all Obligations shall have been performed in full, Debtor shall have no rights of subrogation, and Debtor waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by Secured Party.

         4. CUMULATIVE RIGHTS: The rights, powers, and remedies of Secured Party hereunder shall be in addition to all rights, powers, and remedies given by statute or rule of law or available in equity; and furthermore, regardless of whether the Texas Uniform Commercial Code is in effect in the jurisdiction where such rights, powers, and remedies are asserted, Secured Party shall have the rights, powers, and remedies of a secured party under Chapter 9 of the Texas Uniform Commercial Code, as amended from time to time. No forbearance, failure, or delay by Secured Party in exercising any right, power, or remedy shall be deemed a waiver thereof or preclude any other or further exercise thereof; and no single or partial exercise of any right, power, or remedy shall be deemed a waiver or preclude any other or further exercise thereof; or the exercise of any other right, power, or remedy.

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         5. GOVERNING LAW: This Agreement has been made in and shall be governed by the laws of the State of Texas in all respects, including matters of construction, validity, enforcement and performance, and shall not be amended (nor shall any of its terms be waived) except in writing duly signed by Secured Party and by Debtor. Except as the context may otherwise require, any term used herein that is defined in Articles 1 or 9 of the Texas Uniform Commercial Code shall have the meaning given therein.

         6. COUNTERPARTS: This Agreement may be executed in any number of counterparts, each of which shall constitute an original.

         7. NOTICE: Debtor agrees and stipulates that written notice mailed to Debtor thirty (30) days prior to the date of a foreclosure sale of the Collateral or any portion thereof shall constitute reasonable notice. Except as otherwise required by applicable law, all notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given if mailed first class United States Mail, postage prepaid, registered or certified with return receipt requested, or by delivering the same in person to the intended addressee or by prepaid telegram. Except as otherwise required by applicable law, any notice so sent by United States Mail, as aforesaid, shall be deemed received, if not actually received previously, on the third day after deposit in the United States Mail. For purposes of notice, the addresses of the parties shall be as set forth herein; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the United States by the giving of thirty (30) days notice to the other party in the manner set forth above.

         8. ENTIRE AGREEMENT; TERMINATION OF PRIOR AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof. Any previous agreements or understandings (whether oral or written) between the parties regarding the subject matter hereof are merged into and superseded by this Agreement, including, without limitation, the Prior Security Agreement, which is deemed to be terminated and canceled in its entirety, is no longer of any force or legal effect, and the liens and security interests created thereby terminated, released and relinquished for all purposes. Debtor is hereby authorized to file such termination statements, releases and other instruments evidencing the termination of the liens and security interests created or evidenced by the Prior Security Agreement as Debtor shall deem necessary or advisable without the signature of Secured Party.

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         WITNESS THE EXECUTION HEREOF, to be effective as of the Effective Date.

                                     DEBTOR:

                                     EXCALIBUR AEROSPACE, INC., an
                                     Oklahoma corporation


                                     By:  /S/ William S.H. Stuart
                                        ----------------------------------------
                                              William S.H. Stuart, President

                                     EXCALIBUR SERVICES, INC.,
                                     an Oklahoma corporation


                                     By:  /S/ Matthew C. Flemming
                                        ----------------------------------------
                                              Matthew C. Flemming, Vice Presiden

                                     EXCALIBUR STEEL, INC.,
                                     an Oklahoma corporation


                                     By:  /S/ William S.H. Stuart
                                        ----------------------------------------
                                              William S.H. Stuart, President

                                     SHUMATE MACHINE WORKS, INC.,
                                     a Texas corporation


                                     By:  /S/ William S.H. Stuart
                                        ----------------------------------------
                                              William S.H. Stuart, President


                                     SECURED PARTY:

                                     /S/ DAVID N. RAINS
                                     -------------------------------------------
                                     DAVID N. RAINS


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